                                                                      Exhibit 24

                            SPECIAL POWER OF ATTORNEY

                                   ----------

         REGISTRATION STATEMENT (AND SUPPLEMENTS AND AMENDMENTS THERETO)
                         RELATING TO DEBT SECURITIES OF
                        ALLBRITTON COMMUNICATIONS COMPANY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") a Registration Statement relating to the registration of $275,000,000 of the Company's debt to be offered in exchange for certain of the Company's outstanding debt securities and any and all supplements and amendments thereto (including post-effective amendments or applications for withdrawal thereof), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 7th day of January, 2003.


                                           /s/ Joe L. Allbritton
                                           ------------------------------
                                           Joe L. Allbritton

                            SPECIAL POWER OF ATTORNEY

                                   ----------

         REGISTRATION STATEMENT (AND SUPPLEMENTS AND AMENDMENTS THERETO)
                         RELATING TO DEBT SECURITIES OF
                        ALLBRITTON COMMUNICATIONS COMPANY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for her and in her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") a Registration Statement relating to the registration of $275,000,000 of the Company's debt to be offered in exchange for certain of the Company's outstanding debt securities and any and all supplements and amendments thereto (including post-effective amendments or applications for withdrawal thereof), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set her name and seal the 7th day of January, 2003.


                                           /s/ Barbara B. Allbritton
                                           ------------------------------
                                           Barbara B. Allbritton

                            SPECIAL POWER OF ATTORNEY

                                   ----------

         REGISTRATION STATEMENT (AND SUPPLEMENTS AND AMENDMENTS THERETO)
                         RELATING TO DEBT SECURITIES OF
                        ALLBRITTON COMMUNICATIONS COMPANY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") a Registration Statement relating to the registration of $275,000,000 of the Company's debt to be offered in exchange for certain of the Company's outstanding debt securities and any and all supplements and amendments thereto (including post-effective amendments or applications for withdrawal thereof), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 7th day of January, 2003.


                                           /s/ Robert L. Allbritton
                                           ------------------------------
                                           Robert L. Allbritton

                            SPECIAL POWER OF ATTORNEY

                                   ----------

         REGISTRATION STATEMENT (AND SUPPLEMENTS AND AMENDMENTS THERETO)
                         RELATING TO DEBT SECURITIES OF
                        ALLBRITTON COMMUNICATIONS COMPANY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") a Registration Statement relating to the registration of $275,000,000 of the Company's debt to be offered in exchange for certain of the Company's outstanding debt securities and any and all supplements and amendments thereto (including post-effective amendments or applications for withdrawal thereof), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 7th day of January, 2003.


                                           /s/ Lawrence I. Hebert
                                           ------------------------------
                                           Lawrence I. Hebert

                            SPECIAL POWER OF ATTORNEY

                                   ----------

         REGISTRATION STATEMENT (AND SUPPLEMENTS AND AMENDMENTS THERETO)
                         RELATING TO DEBT SECURITIES OF
                        ALLBRITTON COMMUNICATIONS COMPANY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") a Registration Statement relating to the registration of $275,000,000 of the Company's debt to be offered in exchange for certain of the Company's outstanding debt securities and any and all supplements and amendments thereto (including post-effective amendments or applications for withdrawal thereof), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 7th day of January, 2003.


                                           /s/ Frederick J. Ryan, Jr.
                                           ------------------------------
                                           Frederick J.Ryan, Jr.

                            SPECIAL POWER OF ATTORNEY

                                   ----------

         REGISTRATION STATEMENT (AND SUPPLEMENTS AND AMENDMENTS THERETO)
                         RELATING TO DEBT SECURITIES OF
                        ALLBRITTON COMMUNICATIONS COMPANY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, and with full power to act for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") a Registration Statement relating to the registration of $275,000,000 of the Company's debt to be offered in exchange for certain of the Company's outstanding debt securities and any and all supplements and amendments thereto (including post-effective amendments or applications for withdrawal thereof), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 7th day of January, 2003.


                                           /s/ Stephen P. Gibson
                                           ------------------------------
                                           Stephen P. Gibson

                            SPECIAL POWER OF ATTORNEY

                                   ----------

         REGISTRATION STATEMENT (AND SUPPLEMENTS AND AMENDMENTS THERETO)
                         RELATING TO DEBT SECURITIES OF
                        ALLBRITTON COMMUNICATIONS COMPANY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for her and in her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") a Registration Statement relating to the registration of $275,000,000 of the Company's debt to be offered in exchange for certain of the Company's outstanding debt securities and any and all supplements and amendments thereto (including post-effective amendments or applications for withdrawal thereof), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set her name and seal the 7th day of January, 2003.


                                           /s/ Elizabeth A. Haley
                                           ------------------------------
                                           Elizabeth A. Haley